Property, Plant and Equipment - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Net Cost of Assets under capital leases	$ 3	$ 7
Depreciation charge	930	1,068	1,033
Capital investment funding	1	11	4
Reduction in depreciation charges due to public funding	10	12	13
Cash proceeds from sale of equipment	$ 16	$ 26	$ 29